UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


            Date of Report (Date of earliest event reported): February 14, 2005


                              AUDIOVOX CORPORATION
             (Exact name of registrant as specified in its charter)


       Delaware                            0-28839               13-1964841
       --------                            -------               ----------
(State or other jurisdiction
 of  incorporation)                (Commission File Number)  (I.R.S. Employer
                                                            Identification No.)


         180 Marcus Blvd., Hauppauge, New York                         11788
         -------------------------------------                         -----
         (Address of principal executive offices)                   (Zip Code)


         Registrant's telephone number, including area code (631) 231-7750




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of file following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(e))


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Item 2.02Results of Operations and Financial Condition.

On February 14, 2005, Audiovox Corporation (the "Company") issued a press release announcing its earnings for the quarter and year ended November 30, 2004. A copy of the release is furnished herewith as Exhibit 99.1.

The information furnished under this Item 2.02, including Exhibit 99.1, shall not be deemed to be filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 8.01         Other Events

On February 14, 2005 at 10:00 a.m., the Company held a conference call to discuss its financial results for the quarter and year ended November 30, 2004. The Company has prepared a transcript of that conference call, a copy of which is annexed hereto as Exhibit 99.2.

The information furnished under this Item 8.01, including Exhibit 99.1, shall not be deemed to be filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.


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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                              AUDIOVOX CORPORATION (Registrant)

Date:  February 15, 2005                      /s/ Charles M. Stoehr
                                              ---------------------------------
                                                  Charles M. Stoehr
                                                  Senior Vice President and
                                                  Chief Financial Officer



































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                                  EXHIBIT INDEX


Exhibit No.    Description


99.1 Press Release, dated February 14, 2005, relating to Audiovox Corporation's earnings release for the quarter and year ended November 30, 2004
     (filed herewith).

99.2 Transcript of conference call held on February 14, 2005 at 10:00 a.m. (filed herewith).